Strong & Sexy

House of Bods FITNESS

CERTIFICATE NUMBER

PAR VALUE $0.0001
COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

CUSIP NO. 44176V107

THIS CERTIFIES THAT SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001 EACH OF

House of BODS Fitness Inc.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Tammy Skalko
CEO

James Beshara
Secretary

House of BODS Fitness Inc.
Corporate
Seal
DELAWARE

DATED:

COUNTERSIGNED AND REGISTERED:
ISLAND STOCK TRANSFER
Transfer Agent

By

Authorized Signature

15500 Roosevelt BLVD, Suite 301 Clearwater, FL 33760
727.289.0010

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________	Custodian ________
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)	(Cust) (Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ____________________

X ____________________________

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.